   As filed with the Securities and Exchange Commission on November 23, 1994

                                                        Registration No. 33-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                           ------------------------

                                   FORM S-8

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                    -------------------------------------

                            SUN MICROSYSTEMS, INC.
            (Exact name of Registrant as specified in its charter)

                DELAWARE                       94-2805249
        (State of Incorporation)            (I.R.S. Employer
                                         Identification Number)

                              2550 Garcia Avenue
                          Mountain View, CA   94043
                                (415) 960-1300
  (Address and telephone number of Registrant's principal executive offices)

                    -------------------------------------

                      1990 EMPLOYEE STOCK PURCHASE PLAN
                     1990 LONG-TERM EQUITY INCENTIVE PLAN
                          (Full Title of the Plans)

                    -------------------------------------

                               Scott G. McNealy
                                  President
                            SUN MICROSYSTEMS, INC.
                              2550 Garcia Avenue
                          Mountain View, CA  94043
                                (415) 960-1300
          (Name, address and telephone number of agent for service)

                    -------------------------------------


                                   Copy to:

                              Judith M. O'Brien
                      WILSON, SONSINI, GOODRICH & ROSATI
                           Professional Corporation
                              650 Page Mill Road
                      Palo Alto, California  94304-1050

                                          CALCULATION OF REGISTRATION FEE
- -------------------------------------------------------------------------------------------------------------------
                                                                         Proposed         Proposed
                                                          Amount          Maximum          Maximum      Amount of
                                                          to be       Offering Price      Aggregate    Registration
    Title of Securities to be Registered                Registered       Per Share     Offering Price     Fee
- -------------------------------------------------------------------------------------------------------------------
Common Stock, $.00067 par value, to be issued:
- -------------------------------------------------------------------------------------------------------------------
Pursuant to the 1990 Employee Stock Purchase Plan    1,250,000 shares   $33.5625(1)     $41,953,125(1)   $14,466.57
- -------------------------------------------------------------------------------------------------------------------
Pursuant to the 1990 Long-Term Equity Incentive Plan 3,350,000 shares   $33.5625(1)    $112,434,375(1)   $38,770.41
- -------------------------------------------------------------------------------------------------------------------
         Total . . . . . . . . . . . . . . . . . . . 4,600,000 shares   $33.5625(1)    $154,387,500(1)   $53,236.98
- -------------------------------------------------------------------------------------------------------------------

(1) Estimated in accordance with Rule 457 (c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low price for the Common Stock as reported on the Nasdaq National Market System on November 18, 1994.

        The contents of the Registrant's Form S-8 Registration Statement, Registration No. 33-38220, dated December 14, 1990 relating to the 1990 Employee Stock Purchase Plan and the 1990 Long-Term Equity Incentive Plan are incorporated herein by reference.

           PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits

        Exhibit
        Number                     Documents
        -------                    ---------

         4.1  1990 Employee Stock Purchase Plan

         4.2  1990 Long-Term Equity Incentive Plan

         5.1  Opinion of counsel as to legality of securities being registered

        23.1  Consent of Counsel (contained in Exhibit 5.1)

        23.2  Consent of Ernst & Young LLP, Independent Auditors

        24.1  Power of Attorney (see page II-3)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 23 day of November, 1994.

                                          SUN MICROSYSTEMS, INC.


                                          By:   /s/ MICHAEL E. LEHMAN
                                              ---------------------------------
                                              Michael E. Lehman, Vice President
                                               and Chief Financial Officer

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his attorneys#in#fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                               Title                            Date
            ---------                               -----                            ----
   /s/   SCOTT G. McNEALY                   Chairman of the Board               November 23, 1994
- --------------------------------------      of Directors, President
         (Scott G. McNealy)                 and Chief Executive Officer
                                            (Principal Executive Officer)

   /s/   MICHAEL E. LEHMAN                  Vice President and                  November 23, 1994
- --------------------------------------      Chief Financial Officer
         (Michael E. Lehman)                (Principal Financial Officer

   /s/   GEORGE REYES                       Vice President and                  November 23, 1994
- --------------------------------------      Controller (Principal
         (George Reyes)                     Accounting Officer)

   /s/   L. JOHN DOERR                      Director                            November 23, 1994
- --------------------------------------
         (L. John Doerr)

   /s/   WILLIAM RANDOLPH HEARST III        Director                            November 23, 1994
- --------------------------------------
         (William Randolph Hearst III)

   /s/   ROBERT L. LONG                     Director                            November 23, 1994
- --------------------------------------
         (Robert L. Long)

   /s/   M. KENNETH OSHMAN                  Director                            November 23, 1994
- --------------------------------------
         (M. Kenneth Oshman)

   /s/   A. MICHAEL SPENCE                  Director                            November 23, 1994
- --------------------------------------
         (A. Michael Spence)

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549






                            ------------------------
                                   EXHIBITS
                            ------------------------





                       Registration Statement on Form S-8

                             SUN MICROSYSTEMS, INC.

                               November 23, 1994

                             SUN MICROSYSTEMS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               INDEX TO EXHIBITS


        Exhibit
        Number            Description
        -------           -----------

        4.1       1990 Employee Stock Purchase Plan

        4.2       1990 Long-Term Equity Incentive Plan

        5.1 Opinion of counsel as to legality of securities being registered

       23.1       Consent of Counsel (contained in Exhibit 5.1)

       23.2       Consent of Ernst & Young LLP, Independent Auditors

       24.1       Power of Attorney (contained in page II-3)